Argus Research Vision 2007 Conference November 13, 2006 Alliance Resource Partners, L.P. Alliance Holdings GP, L.P. Exhibit 99.2

Forward-Looking Statements
This presentation contains forward-looking statements and information that are based on the beliefs of
Alliance Resource Partners, L.P. and Alliance Holdings GP, L.P. (the “Partnerships”) and those of their respective general partners (the “General Partners”), as well as assumptions made by and information currently available to them. When used in this presentation, words such as “anticipate,” “project,”
“expect,” “plan,” “goal,” “forecast,” “intend,” “could,” “believe,” “may,” and similar expressions and statements regarding the plans and objectives of the Partnerships for future operations, are intended to identify forward-looking statements.
Although the Partnerships and their General Partners believe that such expectations reflected in such forward-looking statements are reasonable at the time such statements are made, neither the Partnerships nor the General Partners can give assurances that such expectations will prove to be correct. Such statements are subject to a variety of risks, uncertainties and assumptions.  If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those the Partnerships anticipated, estimated, projected or expected.
The Partnerships have no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Alliance Overview

Ownership of Alliance Partnerships
(a)  Includes general partner interest held directly in ARLP’s Intermediate Partnership.
__________________
56.7%
L.P.
Interest
42.3% L.P.
Interest
1.98% General
Partner Interest
Alliance Holdings
GP , L.P.
(NASDAQ: AHGP)
59.9 million units outstanding
Alliance Resource
Partners, L.P.
(NASDAQ: ARLP)
36.4 million units outstanding
Public
Unitholders
Public
Unitholders
Management /
Others
1
(a)
IDRs
80.0%
L.P.
Interest
20.0%
L.P.
Interest
Ownership structure provides two ways to invest in Alliance Partnerships
Strong alignment of interests throughout the Alliance Partnerships
Management owns significant interests directly in AHGP and indirectly in ARLP
All unitholders benefit from increased distributions by ARLP

5    largest eastern coal producer
549 million tons of reserves at
1/1/06
642 million tons at 4/12/06
following River View
acquisition
7.9%
32.2%
$1,361 mm
$1,253 mm
1.99x
$2.00
$34.41
ARLP
$19.49 Unit Price (11/07/06):
$1,167 mm Equity Market Cap:
Ownership Interests in ARLP
1.98% G.P. Interest
100% of Incentive Distribution Rights
15.6 mm ARLP common units
Asset Profile:
0.0% Net Debt / Book Cap:
$1,167 mm Enterprise Value:
$0.86 Distribution:
AHGP NASDAQ Symbol:
0.0% Net Debt / Enterprise Value:
1.00x Total Unit Coverage:
Alliance Partnership Profiles

th

Strong operational and financial attributes of Alliance Resource Partners, L.P.
Established history of operating and financial performance
Efficient, low-cost operator
Proven track record of executing growth strategy
Robust industry fundamentals
Meaningful upside through re-contracting exposure to market prices
Experienced management team
Visible inventory of growth prospects
Industry-leading distribution coverage at ARLP provides stability and a catalyst for future growth
Accelerated cash flow growth potential of Alliance Holdings GP, L.P. through ownership of ARLP incentive distribution rights
Strong economic alignment throughout organization
Management owns significant interests in both ARLP and AHGP
Alliance Investment Highlights

Increase cash distributions to unitholders by actively assisting
ARLP in implementing its business strategy
AHGP supports ARLP by assisting with the identification, evaluation and pursuit of growth opportunities
AHGP may provide ARLP access to AHGP’s capital resources to facilitate such growth opportunities
Complementary Business Objectives
Alliance Holdings GP, L.P.
4
Create sustainable, capital efficient growth in distributable cash flow to maximize growth in distributions to ARLP unitholders
Maximize existing asset base – expand / extend current operations, continuous focus on productivity improvements
Build on strong coal platform – develop new mining complexes, enhance customer /
strategic relationships, pursue strategic opportunities
Alliance Resource Partners, L.P.

Alliance Resource Partners, L.P. Overview

__________________
ARLP is a diversified producer and
marketer of coal to major U.S. utilities and
industrial users
Fifth largest eastern coal producer and
eleventh largest in the U.S.
(a)
Only publicly-traded master limited
partnership involved in the production and
marketing of coal
At 1/1/06, ARLP had approximately
549.0 million tons of proven and probable
coal reserves in the Illinois Basin, Central
Appalachia and Northern Appalachia
regions
On April 12, 2006, ARLP announced the
acquisition of River View, adding 99.3
million tons of reserves
(a) Source: Platts coal data as of 12/31/05
Alliance Resource Partners, L.P. Snapshot
Unit Price at 11/07/06: $34.41
Current Annualized Distribution: $2.00
Current Yield: 5.81%
Equity Market Value: ~$1,253 mm
Enterprise Value: ~$1,361 mm
ARLP Trading Information
5
1
2
3
4
Pattiki Complex
River View Complex
Dotiki Complex
Mount Vernon
Transfer Terminal
5
6
7
8
Warrior Complex
Hopkins Complex
Gibson Complex
Pontiki Complex
9
10
11
12
MC Mining Complex
Tunnel Ridge Complex
Penn Ridge Complex
Mettiki Complex

Operations Summary
Northern
Appalachia
15%
Illinois Basin
70%
Central
Appalachia
15%
2005 Production
Northern
Appalachia
31%
Illinois Basin
61%
Central
Appalachia
8%
Reserves - 2005 YE
6
2005 Summary (MM Tons)
Production Reserves Primary Customers
Illinois Basin
Dotiki 4.7 89.5
Seminole; TVA
Warrior 4.1 17.8 Synfuel Solutions, LG&E
Pattiki 2.6 47.6 TVA; Tampa Electric
Hopkins 0.9 64.3
LG&E, Tampa Electric
Gibson (North) 3.4 35.1
Duke Energy, Alabama Electric
Gibson (South) - 82.7 -
Region Total 15.7 337.0
Central Appalachia
Pontiki 1.7 18.4 ICG, Progress, Ontario Power
MC Mining 1.6 22.8 Progress, NRG, East Kentucky
Region Total 3.3 41.2
Northern Appalachia
Mettiki / Mettiki WV 3.3 43.6 Virginia Electric Power
Tunnel Ridge - 70.5 -
Penn Ridge - 56.7 -
Region Total 3.3 170.8
Total Company 22.3 549.0
Including River View Reserves (4/12/06) 642.0
Allegheny Energy

Efficient Operator
Source: Public filings
EBITDA margin represents  EBITDA / Total Revenues.  EBITDA is a non-GAAP measure.  See  reconciliation slide of  EBITDA to Net Income.
ARLP is a low-cost, efficient coal operator, delivering sector-leading EBITDA margins
__________________
7
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
Alliance Arch Consol Foundation Peabody Massey Alpha
2003 2004 2005 2006YTD

Focused on Safety
ARLP’s safety
performance has
been consistently
better than our
industry peer group
State-of-the-art
Leaky Feeder mine
communication
system installed at
all operations in
2005 except Pontiki
Fiber optic based
mine monitoring
system expected to
be completed at all
operations by year
end
Partnership with
Norwest for
periodic mine
inspections

__________________
Note: EBITDA is a non-GAAP measure defined as income before net interest expense, income taxes and depreciation, depletion and amortization.  See reconciliation slide of EBITDA to Net Income.
(a)   Based on the midpoint of management guidance.
Consistent Track Record of Growth at ARLP
18.0
19.2
20.4
22.3
24.1
10.0
15.0
20.0
25.0
2002 2003 2004 2005 2006E
Production
$499.9
$523.2
$623.5
$799.6
$920.0
$0.0
$200.0
$400.0
$600.0
$800.0
$1,000.0
2002 2003 2004 2005 2006E
Revenue
$101.3
$110.3
$145.1
$193.6
$245.0
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
2002 2003 2004 2005 2006E
Cash Flow from Operations
$102.5
$119.0
$147.9
$230.1
$250.0
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
2002 2003 2004 2005 2006E
EBITDA
CAGR: 7.6%
CAGR: 16.5%
CAGR: 25.0%
CAGR: 24.7%
(a) (a)
(a)

(a)

$1.00
$1.00
$1.05 $1.05$1.05 $1.05
$1.13
$1.25
$1.30
$1.30
$1.50
$1.50
$1.65
$1.65
$1.84
$1.84
$2.00
$2.00
$0.75
$0.95
$1.15
$1.35
$1.55
$1.75
$1.95
(a) In October 2006, ARLP management announced a quarterly cash distribution to $0.50 per unit for the second quarter ended 9/30/06 ($2.00 per unit, annualized).
Continuous Unit Distribution Growth
__________________
ARLP has increased its quarterly distribution by 100% over the last four years
(a)

Leader in Distribution Growth
ARLP compares favorably to the broad MLP universe in terms of distribution growth since the beginning of 2004
(a)
11
114%
60%
54%
48%
41%
39%
38%
38%
35%
33%
24%
21%
19%
17%
16%
16%
14%
9%
2%
0%
__________________
(a)   Total distribution growth from distribution paid in the first quarter of 2004 to the latest announced distribution as of November 9, 2006.

Alliance Holdings GP, L.P. Overview

Note: This graph shows the impact to AHGP as a result of ARLP raising or lowering its quarterly distribution from the current announced distribution of $0.50 per common unit ($2.00 annualized). This information is presented for illustrative purposes only and is not intended to be a prediction of future performance.
__________________
Incentive distribution rights provide AHGP unitholders with significant financial leverage to ARLP distribution growth
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
$1.84 $1.94 $2.04 $2.14 $2.24 $2.34 $2.44
Hypothetical ARLP Annual Distribution per L.P. Unit
Hypothetical
Distributions to
AHGP
AHGP Leverage to ARLP Growth
G.P.
Interest
IDRs
L.P.
Interest
Current ARLP
Distribution
($2.00 per unit)

Note: Assumes constant 36.4 million common units outstanding at ARLP.
__________________
Impact of ARLP Distribution Growth
13
AHGP Leverage to ARLP Distribution Growth
ARLP Distribution Growth
0%
10%
20%
30%
0% 5% 10% 15% 20%
9.5%
25.5%
17.9%
32.6%

1.99x
1.32x
1.15x
ARLP Coal MLP Index Pipeline MLP Index
Benefits of Industry-Leading Distribution Coverage
ARLP’s coverage ratio is among the highest of publicly traded limited partnerships in the energy sector
(a)
Benefits to AHGP investors include:
Greater potential for future distribution growth
Capital efficient financing for ARLP organic growth projects
Added stability across operating and pricing environments
(a) Source: public filings. Coverage calculated as 2006E distributable cash flow (per Wall Street equity research) divided by current annualized cash distributions.
(b) Coal MLP Index includes NRP and PVR. Coverage calculated as 2006E distributable cash flow (per Wall Street equity research) divided by current annualized cash distributions.
(c) Pipeline MLP Index includes APL, BPL, BWP, XTEX, DPM, EEP, EPD, ETP, HLND, HEP, KMP, MMP, MWE, MMLP, NBP, PPX, PAA, RGNC, SXL, TCLP, TLP, TPP, WPZ and VLI. Coverage
calculated as 2006E distributable cash flow (per Wall Street equity research) divided by current annualized cash distributions.
__________________
(b)

(c)

Value Inherent in Underlying Cash Flows
ARLP’s value
proposition becomes
clear through its current
cash available for
distribution
The impact is even more
pronounced at Alliance
Holdings GP due to the
IDR leverage
Implied Yields
(a)
9.41%
7.41%
10.55%
4.27%
4.54%
6.64%
6.27%
5.76%
5.15%
7.62%
1.50%
3.00%
4.50%
6.00%
7.50%
9.00%
10.50%
12.00%
ARLP Coal MLPs Pipeline
MLPs
AHGP GP
Holdcos
Distributed Yield Assuming 1.00x Coverage at MLP
(a) Yields as of 10/10/06.
(b) Coal MLPs Index includes NRP and PVR.
(c) Pipeline MLPs includes APL, BPL, BWP, DPM, XTEX, EEP, EPD, ETP, HLND, HEP, KMP, MMP, MWE, MMLP, NBP, PPX, PAA, RGNC, SXL, TCLP, TLP, TPP, WPZ and VLI.
(d) GP Holdcos includes AHD, BGH, XTXI, EPE, ETE, HPGP, MGG, NRGP and VEH.
__________________
(c) (d) (b)

Positioned for Continued Growth

Growing Domestic Coal Demand
Strong U.S. economy
New coal-fired power plants expected to result in
120 MTPY of additional coal demand by 2010
(a)
Btu conversion technologies could more than double
U.S. coal demand by 2030
(b)
Constrained Domestic Coal Supply
Regulatory environment – safety and permitting
Increasing capital requirements and operating costs
Shortages of equipment and labor
Ongoing transportation infrastructure issues
Increasing Global Coal Demand
Global economic expansion continues to drive
escalating demand for energy
Global coal demand has increased by 23% or 1
billion tons since 2001
(c)
Worldwide coal demand expected to nearly double
by 2030
(d)
Challenges for Competing Fuels
Nuclear utilization at full capacity
Non-competitive oil and natural gas prices
Continued challenges for LNG
Robust Coal Industry Fundamentals
__________________
Sources: (a) Energy Information Administration, (b) National Coal Council, (c) BP Statistical Review of World Energy, (d) Department of Energy, Energy Information Administration,
International Energy Outlook

ARLP Has Benefited from Positive Coal Markets
2006YTD average coal sales prices have increased 9.4% since 2005Q3
(a)
Coal Sales / Ton Sold
CAGR: 10.6%
17
(a)  See ARLP Press release dated October 26, 2006. (b) Average sales price per ton for the nine months ended September 30, 2006. (c) See ARLP Press release dated January 30, 2006.
__________________
(b) (c)
$25.77
$28.79
$33.65
$36.58
$38.53
$0.00
$10.00
$20.00
$30.00
$40.00
2003 2004 2005 2006YTD 2007E

ARLP Is Positioned for Future Sector Growth
Future revenue growth potential enhanced by meaningful exposure to market pricing
Coal Sales Volumes Open to
Market Pricing
18
15.8
3.4
0.1
0
5
10
15
20
2006 2007 2008

Major Supply Shifts Influenced by Clean Air Act
Source:  MSHA / Platts

U.S. Coal Supply
(Million Tons)
Change % Change
1990 1995 2000 2005 90 - '05 90 - '05
Illinois Basin
141 109 87 92 (49) -35%
Northern Appalachia
166 137 140 140 (26) -16%
Central Appalachia
287 272 263 232 (55) -19%
Powder River Basin
199 286 362 430 231 116%
Subtotal
793 804 852 894 101 13%
Other
225 228 224 233 8 4%
TOTAL 1,018 1,032 1,076 1,127 109 11%

Significant Scrubber Market Dynamics
Current and pending
legislation has caused
utilities to add or announce
plans to add scrubbers
which management expects
should lead to additional
market opportunities for
the Illinois Basin and
Northern Appalachian
regions
As utilities execute their
environmental compliance
initiatives, a significant
amount of coal demand
historically supplied from
the Central Appalachian
region should switch to
higher sulfur Illinois Basin
and Northern Appalachian
coal
20
Source:  Company analysis.
__________________
Scrubber Additions -
Announced
Planned

ARLP Well Positioned in Scrubber Markets
Approximately 590 million tons of “scrubber” quality coal

Illinois Basin
Second largest producer in the basin
Strong reserve base of ~423 million tons of
high and medium sulfur coal
Currently accounts for ~70% of total
ARLP coal production
Northern Appalachia
Strong reserve base of ~168 million tons of
high and medium sulfur coal
Currently accounts for ~15% of total
ARLP coal production

Tunnel Ridge
Permitting in progress
Development cost ~ $260 million
Estimated reserves ~ 70 million tons high-
sulfur coal
Production capacity ~ 6 million tons/year
Initial production in 2008 – 2009
River View
Permitting in progress
Development cost ~ $200 million
Estimated reserves ~ 99 million tons high-
sulfur coal
Initial production in 2008 – 2009
Gibson South
Permitting in progress
Development cost ~ $200 million
Estimated reserves ~ 83 million tons high-
sulfur coal
Initial production in 2008 – 2009
Large Inventory of Organic Growth Projects
Estimated development costs based on 2006 dollars. Timing of anticipated initial production dependent upon obtaining required permits and customer contracts
`
Penn Ridge
Permitting in progress
Development cost ~ $200 million
Estimated reserves ~ 55 million tons high-
sulfur coal
Production capacity ~ 6 million tons/year
Initial production in 2008 – 2009

__________________

Summary

Strong operational and financial attributes of Alliance Resource Partners, L.P.
Established history of operating and financial performance
Efficient, low-cost operator
Proven track record of executing growth strategy
Robust industry fundamentals
Meaningful upside through re-contracting exposure to market prices
Experienced management team
Visible inventory of growth prospects
Industry-leading distribution coverage at ARLP provides stability and a catalyst for future growth
Accelerated cash flow growth potential of Alliance Holdings GP, L.P. through ownership of ARLP incentive distribution rights
Strong economic alignment throughout organization
Management owns significant interests in both ARLP and AHGP
Alliance Investment Highlights

Appendix

ARLP EBITDA Reconciliation
EBITDA is defined as income before net interest expense, income taxes and depreciation, depletion and amortization.
Management believes EBITDA is a useful indicator of its ability to meet debt service and capital expenditure requirements and uses EBITDA as a measure of operating performance.  EBITDA should not be considered as an alternative to net income, income from operations, cash flows from operating activities or any other measure of financial performance presented in accordance with generally accepted accounting principles.  EBITDA is not intended to represent cash flow and does not represent the measure of cash available for distribution.  The Partnership's method of computing EBITDA may not be the same method used to compute similar measures reported by other companies, or
EBITDA may be computed differently by the Partnership in different contexts (i.e. public reporting versus computation under financing agreements).  Estimate midpoint reflects the Partnership’s most recent guidance.
24
2006E
2002 2003 2004 2005 Midpoint
Cash flows provided by operating activities 101,306 $  110,312 $    145,055 $    193,618 $    245,000 $
Reclamation and mine closing (1,365)        (1,341)          (1,622)          (1,918)          (2,000)
Coal inventory adjustment to market (48)             (687)             (488)             (573)             -
Other 1,014         353              (255)             (2,057)          (5,200)
Net effect of changes in operating assets and liabilities (13,714)      (8,240)          (12,405)        26,577         400
Interest expense 16,360       15,981         14,963         11,816         9,500
Income taxes (1,094)        2,577           2,641           2,682           2,500
Minority interest income -                  -                    -                    -                    (200)
EBITDA 102,459 $  118,955 $    147,889 $    230,145 $    250,000 $
Depreciation, depletion and amortization (52,408)      (52,495)        (53,664)        (55,637)        (73,200)
Interest expense (16,360)      (15,981)        (14,963)        (11,816)        (9,500)
Income taxes 1,094         (2,577)          (2,641)          (2,682)          (2,500)
Minority interest income -                  -                    -                    -                    200
Net Income 34,785 $    47,902 $      76,621 $      160,010 $    165,000 $
Year Ended December 31,

Argus Research Vision 2007 Conference November 13, 2006 Alliance Resource Partners, L.P. Alliance Holdings GP, L.P.